UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

Hongchang International Co., Ltd

(Exact name of registrant as specified in its charter)

Nevada	000-26731	87-0627910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Block 20, Hongchang Food Co., Ltd.,

Yuanhong Investment Zone, Donggao Village, Chengtou Town,

Fuqing City, Fuzhou City, Fujian Province,

350300, China

(Address of principal executive offices)

(86) 180 5901 6050

(Registrant’s telephone number, including area code)

Not applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 27, 2024, Mr. Stephan Truly Busch resigned as a director of Hongchang International Co., Ltd (the “Company”). Mr. Busch’s resignation was not related to disagreements on any matter relating to the Company’s operations, policies or practices.

Effective March 27, 2024, Ms. Qingqing Wang was appointed as a Board Secretary of the Company by the Board.

Ms. Wang graduated from Minnan Normal University in the PRC with a bachelor's degree in financial management in 2015, and holds an intermediate accountant certificate and an assistant financial planner certificate. Ms. Wang worked at Fuqing Greens Investment Consulting Co., Ltd. from March 2015 to October 2016 as an accounting assistant. From November 2016 to October 2021, she worked at Fuzhou Zhihui Auto Sales and Service Co., Ltd. as an accounting supervisor. From November 2021 to October 2022, she served at Fujian Zhihuishuan Finance and Taxation Consulting Co., Ltd. as an accounting supervisor. Ms. Wang joined our Company in November 2022 as a financial manager and is responsible for the daily management of the group's financial department.

There are no arrangement or understanding between Ms. Qingqing Wang and any other persons, pursuant to which Ms. Qingqing Wang was selected as board secretary of the Company. There were no transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)). There are no family relationships between Ms. Qingqing Wang and any other Director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hongchang International Co., Ltd

Dated: April 1, 2024	By:	/s/ Zengqiang Lin
Zengqiang Lin
Director and Chief Executive Officer

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